CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Allowance for doubtful accounts receivable (in dollars)	$ 1,461	$ 918
Ordinary shares, par value (in dollars per share)	$ 0.01	$ 0.01
Ordinary shares, shares authorized	100,000,000	100,000,000
Ordinary shares, shares issued	49,159,897	48,595,373
Ordinary shares, shares outstanding	40,562,784	41,203,017
Treasury stock, shares	8,597,113	7,392,356